UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-834

Name of Registrant: Vanguard Windsor Funds

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  October 31

Date of reporting period:  November 1, 2003 - April 30, 2004

Item 1: Reports to Shareholders


VANGUARD(R)   WINDSOR(TM)   FUND

APRIL  30,   2004

[GRAPHIC]

SEMIANNUAL REPORT

THE VANGUARD GROUP(R) LOGO

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).
--------------------------------------------------------------------------------
CONTENTS

1  LETTER FROM THE CHAIRMAN
6  ADVISOR'S REPORT
9  FUND PROFILE
10 GLOSSARY OF INVESTMENT TERMS
11 PERFORMANCE SUMMARY
12 ABOUT YOUR FUND'S EXPENSES
14 FINANCIAL STATEMENTS
26 ADVANTAGES OF VANGUARD.COM
--------------------------------------------------------------------------------
SUMMARY

     * During the six months ended April 30, 2004, Vanguard Windsor Fund provided a total return of 7.1%, outpacing the broad stock market but falling short of its main competitive measures.

     *    Stock prices began the period with a strong advance, then backed down.

     * The fund's six-month performance was, in part, the result of the strong performances of several of its biggest holdings--notably, conglomerate Tyco International and several health care companies and retailers.
          ----------------------------------------------------------------------

Want less clutter in your mailbox? Just register with Vanguard.com and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the first half of its 2004 fiscal year, Vanguard Windsor Fund returned 7.1%--a result that reflected the stock market's strong advance. The table below presents the six-month total returns (capital change plus reinvested distributions) for the fund, its average peer, and two index benchmarks. Information about the fund's net asset values and distributions appear on page 5.

[PICTURES OF JOHN J BRENNAN]

--------------------------------------------------------------------------------
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                  APRIL 30, 2004
--------------------------------------------------------------------------------
VANGUARD WINDSOR FUND
  Investor Shares                                                           7.1%
  Admiral Shares                                                            7.1
Russell 1000 Value Index                                                    8.2
Average Multi-Cap Value Fund*                                               8.1
Dow Jones Wilshire 5000 Index                                               6.4
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

As you can see, although the fund's absolute performance was solid, its return fell short of the results of the Russell 1000 Value Index and the average multi-capitalization value fund. Overall, Windsor's retailing stocks performed well, as did several of its health care holdings. And one of its largest holdings--Tyco International--booked an exceptional six months.

STOCKS ROSE EARLY ON, THEN GAVE UP SOME OF THEIR GAINS

For most of the fiscal half-year, the broad U.S. stock market advanced. However, in March and April, stock prices retreated somewhat as higher oil prices and reports of robust economic growth provoked fears of inflation. For the six months, the U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 6.4%. The Russell 2000 Index, a proxy for small-cap stocks, returned 6.5%, slightly surpassing the 6.1% gain of the mid- to large-cap Russell 1000 Index. Across the market-cap spectrum, value-oriented stocks (those that

--------------------------------------------------------------------------------
ADMIRAL[TM]SHARES A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------
generally trade at below-market valuations relative to their book values and other fundamental measures) posted better results than growth stocks (those expected to produce above-average earnings growth).

International stock markets continued to provide attractive returns to U.S.-based investors. Although the U.S. dollar's decline relative to major foreign currencies tailed off somewhat, it still enhanced results from European markets, where solid gains looked even better when translated from local currencies into dollars.

BOND YIELDS ROSE ON NEWS OF THE STRENGTHENING ECONOMY

In the fixed income markets, interest rates remained low through much of the period but rose sharply in April, propelled by the strength of the economy. For the six months, the yield of the benchmark 10-year U.S. Treasury note increased 22 basis points from 4.29% to 4.51%. (Indicative of April's notable increase in interest rates, the benchmark note's yield climbed 67 basis points during the month, from 3.84% to 4.51%.) With investors gravitating toward higher-yielding securities, returns of corporate bonds outpaced those of government bonds with similar maturities. The Lehman Brothers Aggregate Bond Index, a measure of the taxable investment-grade bond market, returned 1.2%.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED APRIL 30, 2004
                                                  ------------------------------
                                                     SIX         ONE        FIVE
                                                  MONTHS        YEAR      YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                     6.1%       23.9%       -1.7%
Russell 2000 Index (Small-caps)                     6.5        42.0         6.7
Dow Jones Wilshire 5000 Index                       6.4        26.1        -1.2
  (Entire market)
MSCI All Country World Index
  ex USA (International)                           11.7        41.3         0.4
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                         1.2%        1.8%        6.7%
  (Broad taxable market)
Lehman Municipal Bond Index                         1.2         2.7         5.4
Citigroup 3-Month Treasury Bill Index               0.5         1.0         3.3
================================================================================
CPI
Consumer Price Index                                1.6%        2.3%        2.5%
--------------------------------------------------------------------------------
*ANNUALIZED.

Short-term interest rates remained low and demonstrated little volatility during the period, staying within a tight range of 0.87% to 0.99%. The yield of the 3-month Treasury bill, a proxy for money market rates, was 0.96% on April 30, just 1 basis point higher than its initial 0.95% yield.

STOCK SELECTIONS PLAYED A KEY ROLE

As is typically the case, Windsor's performance during the half-year was driven by its stock selection. Among the biggest contributors to the fund's 7.1% return were Tyco International, the conglomerate that has rebounded strongly since last year, health care companies Aventis and Oxford Health Plans, and retailers TJX and Ross Stores.

Among industry sectors, the financial services, consumer discretionary, and health care groups accounted for a significant portion of the fund's return. (Financial services stocks averaged about 28% of the fund's assets during the period; however, the sector was a lagging performer, particularly during the later stages of the half-year when concerns about rising interest rates dampened investors' appetites for banking stocks.) Overall, more than half of the fund's assets were invested in economically sensitive stocks, such as banks, automakers, retailers, manufacturers, home builders, and technology companies.

Of course, the broad market's advance was not uniform. Several of the fund's biggest holdings performed relatively poorly. Citigroup, the financial giant that accounted for nearly 6% of the fund's assets when the period began, gained only about 3%. Comcast, which started the period as Windsor's second-largest holding, sank after it announced its bid to buy Disney; Comcast shares returned -10%. Health Net, which had problems with pricing and costs, and drugmaker Wyeth, which is facing stiff competition on several key products, registered double-digit declines.

--------------------------------------------------------------------------------
FUND ASSETS MANAGED                                               APRIL 30, 2004
                                                        ------------------------
                                                        $ MILLION     PERCENTAGE
--------------------------------------------------------------------------------
Wellington Management Company, llp                        $12,881            69%
Sanford C. Bernstein & Co., LLC                             5,140            27
Cash Investments*                                             714             4
--------------------------------------------------------------------------------
Total                                                     $18,735           100%
--------------------------------------------------------------------------------
*These short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks; each advisor also may maintain a modest cash position.

The relative performance of any actively managed mutual fund is essentially a result of two factors: the investment advisor's selections and the fund's costs. Two advisors, Wellington Management Company and Sanford C. Bernstein & Co., independently manage portions of Windsor Fund's assets. (See the above table for a breakdown.) Combining advisors provides diversification while preserving the benefit of active management--namely, the potential to outperform the broad market. And by maintaining costs at a level far below the average for peer funds, the Windsor Fund gains a significant leg up on its higher-cost competitors. This advantage has been especially powerful over longer periods. (See pages 12 and 13 for details about the fund's expenses.)

I'd like to close this examination of the fund's performance with a word of thanks to Charles T. Freeman of Wellington Management Company, who has been Windsor Fund's lead portfolio manager since 1996--and who has served on Windsor's advisory team since 1969. Mr. Freeman will retire on June 30 and will be replaced by the fund's assistant portfolio manager, David R. Fassnacht. Mr. Freeman, who will also be retiring as lead portfolio manager of Vanguard(R) Capital Value Fund, has served Windsor shareholders extremely well. He has earned the gratitude of Vanguard for his hard work and dedication over 35 years, and for the excellent track record he has achieved for our fund's shareholders. We wish him well.

REASONABLE EXPECTATIONS CALL FOR DIVERSIFICATION

Stocks have delivered generally strong returns since October 2002. While the market--and your fund--have yielded impressive rewards, uninterrupted streaks of strong performance will never be the norm. For actively managed funds such as Windsor, the same strategies that seek to generate market-beating returns can sometimes leave the portfolio on the wrong side of market sentiment.

The best tools to moderate market risk are balance and diversification. That's why we advise clients to develop a portfolio of well-diversified stock, bond, and money market mutual funds in allocations suited to their unique financial circumstances. A secondary level of diversification involves combining a well-managed active fund such as Windsor with a broadly diversified index fund. The combination provides some opportunity for outperformance along with some protection against periods of underperformance.

Thank you for your ongoing commitment to Vanguard and to the Windsor Fund.

Sincerely,

/S/JOHN J BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
MAY 13, 2004

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE              OCTOBER 31, 2003-APRIL 30, 2004

                                                     DISTRIBUTIONS PER SHARE
                                                     -----------------------
                          STARTING          ENDING          INCOME       CAPITAL
                       SHARE PRICE     SHARE PRICE       DIVIDENDS         GAINS
--------------------------------------------------------------------------------
WINDSOR FUND
  Investor Shares           $15.23          $16.22          $0.085        $0.000
  Admiral Shares             51.41           54.76           0.319         0.000
--------------------------------------------------------------------------------

ADVISOR'S REPORT

Vanguard Windsor Fund's return for the six months ended April 30 was 7.1%, a bit higher than the 6.3% return of the Standard & Poor's 500 Index, which is dominated by large-capitalization stocks, though a bit lower than the 8.1% turned in by the average multi-cap value mutual fund. (The following comments concern the 69% of fund assets that Wellington Management Company managed as of
April                                                                       30.)
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY THE FUND REFLECTS A BELIEF THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY EMPHASIZING COMMON STOCKS THAT ARE GENERALLY MISUNDERSTOOD, OUT OF FAVOR, OR UNDERVALUED BY FUNDAMENTAL MEASURES SUCH AS PRICE/EARNINGS RATIO OR DIVIDEND YIELD, THE FUND MAY CONCENTRTE A LARGE PORTION OF ASSETS IN THOSE SECURITIES OR INDUSTRIES THE ADVISORS BELIEVE OFFER THE BEST RETURN POTENTIAL.
--------------------------------------------------------------------------------
The best-contributing sectors to the Wellington portion of the portfolio were consumer discretionary, health care, and industrials. Our biggest detractors were materials, technology, and telecommunication services (cable). In terms of individual stocks, Tyco International, Oxford Health Plans, Aventis, TJX, and Petrobras were our best. Our worst were Washington Mutual, Wyeth, Continental Airlines, Comcast, and Health Net. Oxford is being taken over by UnitedHealth Group, and Aventis by Sanofi-Synthelabo. Comcast sold off after announcing its ill-advised bid for Disney in February, though the bid was withdrawn later. Health Net has twice now reduced earnings guidance for this year; looking out over the next year, however, we believe that the company's problems can be fixed. So we kept the stock, which, in our opinion, is oversold.

The stock and bond markets weakened in April (and into May), reflecting a concern that inflation is headed higher. We think this was axiomatic all along, as the current "core" inflation rate of 1.8% is so low to begin with. With the economy improving, one would expect some pickup in inflation. In fact, we expect the core inflation rate, which excludes the volatile food and energy categories, to move up to maybe 2.5% or so. We do not think it will go much higher, as the basic forces of global competition and the strong U.S.-led productivity gains that rid us of past high inflation are still very much with us. If all this is right, the yield of the benchmark 10-year U.S. Treasury note, which has moved from 3.7% in late March to 4.8% as this is written, should settle out at 5% or so. This is still a very livable level when viewed against the backdrop of the continuing economic recovery. We still think the recovery has "legs," certainly into next year. And we believe that the market will become more comfortable with this outcome, provided that we are proven right in our basic view that core inflation will stay well contained, albeit not at the very low levels that we have been enjoying. This picture will brighten further if we are finally right about the direction of the price of oil and it drops to the mid-$20s per barrel area from its current lofty mark of $40.

The market sell-off in April and May, unsurprisingly, has been particularly unkind to economically sensitive, or cyclical, stocks. You may recall that we went into 2003 with a big overweighting in these stocks. This positioning paid off for us last year, as the economy started to improve and the market was quick to factor in this recovery. But as cyclicals outperformed, we sold into that strength, reducing our positions in the likes of Alcoa, Eaton, and Canadian National Railway. By the end of calendar 2003, our portfolio was down to the market weighting in cyclicals, at about 42% of assets. As cyclicals have weakened in the last couple of months--and given our still constructive view of the economy--we have been adding to our cyclical holdings, such that we are now slightly overweighted, at about 45% of assets, versus 42% for the broader market. We note that this overweighting is not nearly as significant as it was when we headed into 2003 and these stocks were, in our view, quite a bit cheaper.

We believe that our current portfolio is patently undervalued. It trades at an average price/earnings ratio of 11.1 times projected 2005 earnings--a 28% discount to the S&P 500's market multiple. At the same time, the portfolio's projected earnings growth plus current dividend yield is about the same as the market's. So we believe that we have a portfolio with underlying return dynamics as good as the market's, but at a 28% discount. And yet it is also a high-quality portfolio; the average credit rating of our ten largest holdings--36% of what we own--is a solid "A." We call all this our value proposition. As long as our companies are working, the discount on our portfolio's P/E should tend to close. And as it does, we expect that our returns should be market-beating. We work to keep the portfolio looking this way, with prospects as good as the market's but at a bargain price. We do this by selling our winners once they are no longer undervalued and replacing them with stocks that are.

As Jack Brennan mentioned in his letter, I am retiring from Wellington Management Company on June 30. I have derived great enjoyment and satisfaction from my 35 years serving Windsor Fund shareholders--a tenure that includes the last 81<142>2 years as lead manager of the fund. It was a particular pleasure to have been able to continue the long Windsor record of providing returns that were significantly better than the market's. Dave Fassnacht will take over from me as Windsor's lead manager. Dave has been part of the Windsor team for the past 13 years, and has served as the fund's assistant portfolio manager since the spring of 2001--just as I served as John Neff's assistant prior to taking over the fund at the beginning of 1996. Dave will have with him a team of six very experienced and talented analysts with a combined 60 years of Windsor experience. I have great confidence in Dave and this team. My holdings in Windsor and Vanguard Capital Value Fund--the other Vanguard fund for which I serve as lead portfolio manager--are my most important assets, and I definitely intend to continue to hold them.

CHARLES T. FREEMAN, PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

MAY 20, 2004

AS OF 4/30/2004
FUND PROFILE

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.

WINDSOR FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                       COMPARATIVE         BROAD
                                              FUND          INDEX*       INDEX**
--------------------------------------------------------------------------------
Number of Stocks                               154             731         5,128
Median Market Cap                           $23.3B          $26.6B        $27.0B
Price/Earnings Ratio                         16.1x           16.7x         22.6x
Price/Book Ratio                              2.3x            2.2x          2.8x
Yield                                                         2.4%          1.6%
  Investor Shares                             1.2%
  Admiral Shares                              1.3%
Return on Equity                             19.3%           17.4%         16.0%
Earnings Growth Rate                          8.8%            5.3%          6.6%
Foreign Holdings                              9.8%            0.0%          0.9%
Turnover Rate                                 29%+              --            --
Expense Ratio                                                   --            --
  Investor Shares                           0.42%+
  Admiral Shares                            0.29%+
Short-Term Reserves                             1%              --            --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Citigroup, Inc                                                              5.2%
  (banking)
Bank of America Corp.                                                       3.5
  (banking)
Tyco International Ltd.                                                     3.4
  (conglomerate)
Comcast Corp.                                                               2.8
  (telecommunications)
International Business Machines Corp.                                       2.3
  (computer hardware)
TJX Cos., Inc.                                                              2.3
  (retail)
Fannie Mae                                                                  2.0
  (financial services)
Pfizer Inc.                                                                 2.0
  (pharmaceuticals)
Time Warner, Inc.                                                           1.8
  (media)
Alcoa Inc.                                                                  1.8
  (metals and mining)
--------------------------------------------------------------------------------
TOP TEN                                                                    27.1%
--------------------------------------------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.


--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                               COMPARATIVE                 BROAD
                                 FUND               INDEX*    FUND       INDEX**
--------------------------------------------------------------------------------
R-Squared                        0.96                 1.00    0.96          1.00
Beta                             1.13                 1.00    1.10          1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                               COMPARATIVE                 BROAD
                                 FUND               INDEX*               INDEX**
--------------------------------------------------------------------------------
Auto & Transportation               5%                   3%                   3%
Consumer Discretionary             11                   11                   16
Consumer Staples                    2                    6                    7
Financial Services                 28                   35                   23
Health Care                        12                    4                   13
Integrated Oils                     7                    9                    4
Other Energy                        1                    2                    3
Materials & Processing              5                    6                    4
Producer Durables                   5                    4                    4
Technology                         10                    6                   13
Utilities                           7                   12                    6
Other                               6                    2                    4
--------------------------------------------------------------------------------
Short-Term Reserves                 1%                  --                   --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

MARKET CAP      Medium
STYLE            Value
--------------------------------------------------------------------------------
*Russell 1000 Value Index.
**Dow Jones Wilshire 5000 Index.
+Annualized.


                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have
market   capitalizations   above  the  median,   and  the  rest  are  below  it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

AS OF 4/30/2004
PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns in this report do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

--------------------------------------------------------------------------------
WINDSOR FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) OCTOBER 31, 1993-APRIL 30, 2004

FISCAL YEAR           WINDSOR FUND         RUSSELL 1000
                   INVESTOR SHARES          VALUE INDEX
1994                           6.3                  0.8
1995                          17.8                 24.7
1996                          23.2                 23.7
1997                            27                 33.2
1998                          -0.8                 14.8
1999                          13.7                 16.5
2000                          11.6                  5.5
2001                          -0.4                -11.9
2002                         -14.5                  -10
2003                          30.7                 22.9
2004                           7.1                  8.2
--------------------------------------------------------------------------------
*Six months ended April 30, 2004.
Note: See FINANCIAL HIGHLIGHTS tables on pages 20 and 21 for dividend and capital gains information.
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                             TEN YEARS
                                           ONE    FIVE--------------------------
                        INCEPTION DATE    YEAR   YEARS CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
WINDSOR FUND
  Investor Shares           10/23/1958  45.93%   7.67%   9.80%    2.07%   11.87%
  Admiral Shares            11/12/2001  46.16    7.42*     --       --       --
--------------------------------------------------------------------------------
*Return since inception.

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

     * ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

          To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

     * HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

--------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2004
                                     BEGINNING           ENDING         EXPENSES
                                 ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING
WINDSOR FUND                        10/31/2003        4/30/2004          PERIOD*
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Investor Shares                         $1,000           $1,071            $2.17
Admiral Shares                           1,000            1,072             1.45

HYPOTHETICAL 5% RETURN
Investor Shares                         $1,000           $1,048            $2.15
Admiral Shares                           1,000            1,049             1.43
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

--------------------------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP

                                                                         AVERAGE
                                               INVESTOR     ADMIRAL    MULTI-CAP
                                                 SHARES      SHARES   VALUE FUND
--------------------------------------------------------------------------------
WINDSOR FUND                                      0.42%       0.29%       1.46%*
--------------------------------------------------------------------------------
*Peer-group ratio captures data through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

--------------------------------------------------------------------------------
AS OF 4/30/2004
FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR FUND                                                 SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.1%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (4.6%)
    Compagnie Generale des
      Etablissements Michelin
      Class B                                             5,909,738      276,572
    Canadian National Railway Co.                         4,761,600      179,846
    Norfolk Southern Corp.                                2,727,650       64,973
    Burlington Northern
      Santa Fe Corp.                                      1,949,000       63,732
*(2) Continental Airlines, Inc.
       Class B                                            5,166,000       55,070
*(2) Northwest Airlines Corp.
       Class A                                            5,404,658       50,804
    Magna International, Inc.
      Class A                                               638,700       50,393
    CSX Corp.                                             1,619,900       49,828
*   AMR Corp.                                             3,276,600       37,189
    Lear Corp.                                              362,500       21,975
    BorgWarner, Inc.                                        234,400       19,207
                                                                       ---------
                                                                         869,589
                                                                       ---------
CONSUMER DISCRETIONARY (10.8%)
      TJX Cos., Inc.                                     17,470,200      429,243
*     Time Warner, Inc.                                  20,234,400      340,343
(2)   Ross Stores, Inc.                                  10,916,800      332,962
(2)   Republic Services, Inc. Class A                     7,910,800      227,989
      Gannett Co., Inc.                                   1,909,200      165,489
      Staples, Inc.                                       5,235,700      134,872
*     Accenture Ltd.                                      2,792,700       66,382
*     Office Depot, Inc.                                  3,305,000       57,871
      VF Corp.                                            1,240,100       57,243
      Federated Department
        Stores, Inc.                                      1,100,300       53,915
      May Department Stores Co.                           1,626,500       50,096
*     Interpublic Group of Cos., Inc.                     3,100,000       48,639
      Liz Claiborne, Inc.                                 1,077,000       37,803
      Whirlpool Corp.                                       313,100       20,511
                                                                       ---------
                                                                       2,023,358
                                                                       ---------
CONSUMER STAPLES (2.0%)
  Altria Group, Inc.                                      2,259,800      125,148
* The Kroger Co.                                          3,591,350       62,849
* Safeway, Inc.                                           2,691,600       61,772
  The Procter & Gamble Co.                                  497,000       52,558
  PepsiCo, Inc.                                             850,000       46,317
  SuperValu Inc.                                            942,100       29,007
                                                                       ---------
                                                                         377,651
                                                                       ---------
FINANCIAL SERVICES (27.5%)
  BANKS---NEW YORK CITY (0.5%)

  J.P. Morgan Chase & Co.                                 2,615,800       98,354

BANKS---OUTSIDE NEW YORK CITY (7.0%)
Bank of America Corp.                                     8,101,923      652,124
UnionBanCal Corp.                                         4,204,200      224,630
Wachovia Corp.                                            2,531,300      115,807
U.S. Bancorp                                              3,690,121       94,615

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR FUND                                                 SHARES        (000)
--------------------------------------------------------------------------------
National City Corp.                                       2,185,700       75,778
SunTrust Banks, Inc.                                        980,000       66,689
Regions Financial Corp.                                   1,533,450       53,226
Wells Fargo & Co.                                           510,000       28,795

DIVERSIFIED FINANCIAL SERVICES (7.5%)
  Citigroup, Inc.                                        20,240,246      973,353
  CIT Group Inc.                                          5,345,900      183,739
  Marsh & McLennan Cos., Inc.                             1,568,300       70,730
  Metropolitan Life Insurance Co.                         1,773,100       61,172
  Morgan Stanley                                          1,186,700       60,985
* Promise Co. Ltd.                                          865,050       57,223

FINANCE COMPANIES (0.2%)
  Capital One Financial Corp.                               712,500       46,690

FINANCIAL---MISCELLANEOUS (2.8%)
  Fannie Mae                                              5,529,600      379,994
  Freddie Mac                                             2,162,800      126,308
  MBNA Corp.                                                681,400       16,613

INSURANCE---LIFE (0.5%)
  Jefferson-Pilot Corp.                                   1,117,800       55,432
  Manulife Financial Corp.                                  859,300       31,596

INSURANCE---MULTILINE (2.7%)
  The Hartford Financial
    Services Group Inc.                                   3,898,200      238,102
  St. Paul Travelers Cos., Inc.                           2,060,081       83,783
  Allstate Corp.                                          1,413,100       64,861
  Torchmark Corp.                                         1,182,800       61,553
  American International
    Group, Inc.                                             725,200       51,961

INSURANCE---PROPERTY-CASUALTY (4.0%)

(2)   RenaissanceRe Holdings Ltd.                         4,375,550      230,548
      ACE Ltd.                                            4,048,700      177,495
      PartnerRe Ltd.                                      1,897,900      108,750
(2)   IPC Holdings Ltd.                                   2,739,200      100,802
      The Chubb Corp.                                       907,500       62,618
      XL Capital Ltd. Class A                               480,000       36,648
      The PMI Group Inc.                                    618,200       26,601

REAL ESTATE INVESTMENT TRUST (0.3%)
  Liberty Property Trust REIT                             1,505,800       55,037

SAVINGS & LOAN (1.6%)
  Golden West Financial Corp.                             1,661,000      174,588
  Washington Mutual, Inc.                                 3,304,069      130,147
* Dime Bancorp Inc.-
   Litigation Tracking Warrants                           7,457,300        1,119

SECURITIES BROKERS & SERVICES (0.4%)
  Lehman Brothers Holdings, Inc.                            912,900   $   67,007
                                                                      ----------
                                                                      $5,145,473

HEALTH CARE (11.4%)
  Pfizer Inc.                                            10,306,685      368,567
  Wyeth                                                   8,749,800      333,105
*(2)Health Net Inc.                                      10,490,960      266,890
 (2)Oxford Health Plans, Inc.                             4,738,500      257,964
*   Aventis SA ADR                                        2,709,150      204,568
    GlaxoSmithKline PLC ADR                               3,411,200      143,270
    HCA Inc.                                              3,351,800      136,184
    Abbott Laboratories                                   2,890,300      127,231
*   Anthem, Inc.                                          1,412,400      125,110
    Merck & Co., Inc.                                     2,012,700       94,597
    Bristol-Myers Squibb Co.                              2,420,000       60,742
    Guidant Corp.                                           263,325       16,592
*   Aventis SA Class A                                       91,771        6,991
                                                                      ----------
                                                                       2,141,811
                                                                      ----------
INTEGRATED OILS (6.3%)
  Petrol Brasil ADR                                       8,449,700      244,196
  ExxonMobil Corp.                                        4,869,008      207,176
  ConocoPhillips Co.                                      1,961,899      139,883
  ChevronTexaco Corp.                                     1,416,739      129,632
  Royal Dutch Petroleum Co.
    ADR                                                   2,639,300      128,428
  Petro Canada                                            1,950,600       86,256
  Petrol Brasil Series A ADR                              3,343,400       83,418
  Occidental Petroleum Corp.                              1,588,200       74,963
  BP PLC ADR                                              1,050,000       55,545
  Total SA ADR                                              321,300       29,598
                                                                      ----------
                                                                       1,179,095
                                                                      ----------
OTHER ENERGY (1.2%)
  GlobalSantaFe Corp.                                     3,108,600       81,974
  EnCana Corp.                                            1,990,411       78,064
  Valero Energy Corp.                                       860,000       54,834
                                                                      ----------
                                                                         214,872
                                                                      ----------
MATERIALS & PROCESSING (5.3%)
   Alcoa Inc.                                            10,923,568      335,900
(2 Engelhard Corp.                                        9,659,200      280,503
   Smurfit-Stone Container Corp.                          7,242,463      124,498
   Georgia Pacific Group                                  1,939,371       68,072
   Praxair, Inc.                                          1,654,000       60,454
   MeadWestvaco Corp.                                     1,835,400       47,996
   Packaging Corp. of America                             1,838,000       40,399
   Boise Cascade Corp.                                      473,900       15,985
*  Phosphate Resources
     Partners LP                                          3,665,500        9,200
   CNH Global NV                                            157,280        3,124
   SAPPI Ltd. ADR                                           137,600        1,874
   Aracruz Celulose SA ADR                                   51,000        1,588
                                                                      ----------
                                                                         989,593
                                                                      ----------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR FUND                                                 SHARES        (000)
--------------------------------------------------------------------------------
PRODUCER DURABLES (4.6%)

*(2) Toll Brothers, Inc.                                  4,721,532      186,831
*    Applied Materials, Inc.                              9,571,500      174,488
     KB HOME                                              2,151,900      148,330
(2)  MDC Holdings, Inc.                                   1,933,183      119,451
*    Teradyne, Inc.                                       2,672,800       54,472
     Parker Hannifin Corp.                                  975,600       53,941
     Cooper Industries, Inc. Class A                        936,000       51,396
*    LAM Research Corp.                                   1,613,300       35,718
*    Varian Semiconductor
       Equipment Associates, Inc.                           585,400       19,061
*    Axcelis Technologies, Inc.                           1,726,000       18,140
                                                                       ---------
                                                                         861,828
                                                                       ---------
TECHNOLOGY (9.2%)
    International Business
      Machines Corp.                                      4,912,500      433,135
    Microsoft Corp.                                      12,002,000      311,692
*(2)Arrow Electronics, Inc.                              10,316,700      260,806
*   Flextronics International Ltd.                        8,697,900      140,036
    Hewlett-Packard Co.                                   5,261,300      103,648
*   Avnet, Inc.                                           4,481,600       96,982
*   BearingPoint, Inc.                                    8,762,500       87,800
    Seagate Technology                                    4,391,600       54,939
*   Tellabs, Inc.                                         3,970,900       34,666
*   Vishay Intertechnology, Inc.                          1,965,321       34,196
*   Corning, Inc.                                         2,980,400       32,874
*   Ingram Micro, Inc. Class A                            2,670,500       31,912
*   Solectron Corp.                                       6,392,300       31,322
*   Unisys Corp.                                          2,398,200       31,249
*   Nortel Networks Corp.                                 8,159,500       30,517
*   Sanmina-SCI Corp.                                     1,212,400       12,148
                                                                       ---------
                                                                       1,727,922
                                                                       ---------
UTILITIES (6.8%)
* Comcast Corp.
    Special Class A                                      17,715,000      513,558
  Sprint Corp.                                            6,251,500      111,839
* Cox Communications, Inc.
    Class A                                               3,319,200      108,505
* Nextel Communications, Inc.                             3,796,500       90,584
  FirstEnergy Corp.                                       1,595,100       62,368
  American Electric
    Power Co., Inc.                                       1,905,300       57,997
  Constellation Energy
    Group, Inc.                                           1,506,425       57,967
  Entergy Corp.                                           1,009,600       55,124
  PPL Corp.                                               1,225,000       52,491
  Sempra Energy                                           1,571,700       49,901
  Verizon Communications Inc.                             1,245,442       47,003
* Qwest Communications
    International Inc.                                    9,514,550       38,248
  SBC Communications Inc.                                 1,146,900       28,558
* Comcast Corp. Class A                                      84,983        2,558
* McLeod USA Inc.                                         1,712,708        1,524
                                                                      ----------
                                                                       1,278,225
                                                                      ----------
OTHER (5.4%)
  Tyco International Ltd.                                22,919,500      629,140
  Eaton Corp.                                             4,016,600      238,506
  Textron, Inc.                                           1,142,000       63,016
  General Electric Co.                                    1,600,000       47,920
  SPX Corp.                                                 568,300       25,204
                                                                      ----------
                                                                       1,003,786
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $14,326,208)                                                  17,813,203
--------------------------------------------------------------------------------
TEMPORARY INVESTMENTS (5.2%)(1)
--------------------------------------------------------------------------------
Vanguard Index Participation
  Equity Receipts--
  Total Stock Market                                      2,948,800      315,079

                                                        Face Amount
                                                              (000)
                                                        -----------
FEDERAL NATIONAL MORTGAGE ASSN.
(3)   1.028%, 7/7/2004                                      $10,000        9,981
(3) 1.048%, 7/14/2004                                        22,000       21,953
REPURCHASE AGREEMENTS
Goldman Sachs & Co.
   0.93%, 5/3/2004                                           56,540       56,540
   (Dated 4/30/2004,
   Repurchase Value $56,544,000,

collateralized by U. S. Treasury Bond,
7.125%, 2/15/2023)
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.04%, 5/3/2004                                           493,184      493,184
  1.04%, 5/3/2004---Note G                                   79,424       79,424
--------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS
  (COST $901,597)                                                        976,161
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
  (COST $15,227,805)                                                  18,789,364
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND
  LIABILITIES--NET (-0.3%)                                            $ (54,313)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $18,735,051
================================================================================
*See Note A in Notes to Financial Statements.

*Non-income-producing security.

(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 98.9% and 1.4%, respectively, of net assets. See Note E in Notes to Financial Statements.

(2)Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $2,370,620,000. See Note I in Notes to Financial Statements.

(3)Securities with an aggregate value of $31,934,000 have been segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
ASSETS
  Investments in Securities, at Value                                $18,789,364
  Receivables for Investment Securities Sold                              44,808
  Other Assets--Note C                                                    56,758
                                                                     -----------
    Total Assets                                                      18,890,930
                                                                     -----------
LIABILITIES
 Payables for Investment Securities
   Purchased                                                              25,952
Security Lending Collateral Payable
  to Brokers--Note G                                                      79,424
Other Liabilities                                                         50,503
                                                                     -----------
  Total Liabilities                                                      155,879
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $18,735,051
================================================================================
AT APRIL 30, 2004, NET ASSETS CONSISTED OF:
Paid-in Capital                                                      $15,621,201
Undistributed Net Investment Income                                       63,506
Accumulated Net Realized Losses                                        (502,682)
Unrealized Appreciation (Depreciation)
  Investment Securities                                                3,561,559
  Futures Contracts                                                      (8,533)
--------------------------------------------------------------------------------
NET ASSETS                                                           $18,735,051
================================================================================
Investor Shares--Net Assets
Applicable to 907,187,300 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                         $14,716,085
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                         $16.22
================================================================================
Admiral Shares--Net Assets
Applicable to 73,389,759 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                           $4,018,966
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                          $54.76
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.
--------------------------------------------------------------------------------
                                                                    WINDSOR FUND
                                                 SIX MONTHS ENDED APRIL 30, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                           $ 146,521
  Interest                                                                 4,300
  Security Lending                                                           465
--------------------------------------------------------------------------------
  Total Income                                                           151,286
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             11,554
    Performance Adjustment                                                 4,982
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                     16,726
      Admiral Shares                                                       1,888
    Marketing and Distribution
      Investor Shares                                                        817
      Admiral Shares                                                         229
  Custodian Fees                                                             137
  Shareholders' Reports
      Investor Shares                                                        128
      Admiral Shares                                                           2
  Trustees' Fees and Expenses                                                 10
--------------------------------------------------------------------------------
  Total Expenses                                                          36,473
  Expenses Paid Indirectly--Note D                                       (1,412)
--------------------------------------------------------------------------------
  Net Expenses                                                            35,061
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    116,225
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold*                                            585,405
  Futures Contracts                                                       38,615
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 624,020
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                  488,518
  Futures Contracts                                                     (18,800)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         469,718
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $1,209,963
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies of the fund were $8,160,000 and $(33,878,000), respectively. See Note I in Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.
--------------------------------------------------------------------------------
                                                             WINDSOR FUND
                                                     ---------------------------
                                                   SIX MONTHS               YEAR
                                                        ENDED              ENDED
                                                APR. 30, 2004      OCT. 31, 2003
                                                        (000)              (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                             $ 116,225          $ 184,203
  Realized Net Gain (Loss)                            624,020            (1,360)
  Change in Unrealized Appreciation (Depreciation)    469,718          3,749,017
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                1,209,963          3,931,860
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                  (76,357)          (154,229)
    Admiral Shares                                   (21,987)           (34,937)
  Realized Capital Gain
    Investor Shares                                        --                 --
    Admiral Shares                                         --                 --
--------------------------------------------------------------------------------
    Total Distributions                              (98,344)          (189,166)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
   Investor Shares                                     90,017          (344,508)
   Admiral Shares                                     479,311            430,332
--------------------------------------------------------------------------------
    NET INCREASE (DECREASE) FROM CAPITAL
      SHARE TRANSACTIONS                              569,328             85,824
--------------------------------------------------------------------------------
    TOTAL INCREASE (Decrease)                       1,680,943          3,828,518
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                              17,054,104         13,225,586
--------------------------------------------------------------------------------
  End of Period                                   $18,735,051        $17,054,104
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


WINDSOR FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED          YEAR ENDED OCTOBER 31
                                                        APRIL 30,------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD               2004   2003     2002    2001    2000      1999
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $15.23 $11.81   $14.27  $16.44  $16.91    $16.34
-----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .098    .17     .164     .22     .28       .27
  Net Realized and Unrealized Gain (Loss)
    on Investments                                           .977   3.42   2.143)   (.29)    1.44      1.77
--------------------------------------------------------------------------------
    Total from Investment Operations                        1.075   3.59  (1.979)   (.07)    1.72      2.04
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.085)  (.17)   (.169)   (.25)   (.29)     (.24)
  Distributions from Realized Capital Gains                    --     --   (.312)  (1.85)  (1.90)    (1.23)
-----------------------------------------------------------------------------------------------------------
   Total Distributions                                     (.085)  (.17)   (.481)  (2.10)  (2.19)    (1.47)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $16.22 $15.23   $11.81  $14.27  $16.44    $16.91
===========================================================================================================
TOTAL RETURN                                                7.07% 30.66%  -14.55%  -0.37%  11.60%    13.74%
===========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period {Millions}                    $14,716$13,733  $11,012 $15,761 $15,935   $16,824
  Ratio of Total Expenses to Average Net Assets*          0.42%**  0.48%    0.45%   0.41%   0.31%     0.28%
  Ratio of Net Investment Income to
    Average Net Assets                                    1.22%**  1.27%    1.16%   1.37%   1.75%     1.56%
  Portfolio Turnover Rate                                   29%**    23%      30%     33%     41%       56%
===========================================================================================================
*Includes  performance-based  investment  advisory fee increases  (decreases) of
0.05%, 0.08%, 0.08%, 0.03%, (0.08%), and (0.08%).
**Annualized.

WINDSOR FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                               SIX MONTHS      YEAR     NOV. 12,
                                                    ENDED     ENDED     2001* TO
                                                 APR.30,   OCT. 31,     OCT. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD       2004       2003        2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $51.41     $39.88      $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                              .371       .605        .556
  Net Realized and Unrealized Gain (Loss)
    on Investments                                  3.298     11.537     (9.030)
--------------------------------------------------------------------------------
  Total from Investment Operations                  3.669     12.142     (8.474)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income             (.319)     (.612)      (.592)
  Distributions from Realized Capital Gains            --         --     (1.054)
--------------------------------------------------------------------------------
   Total Distributions                             (.319)     (.612)     (1.646)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $54.76     $51.41      $39.88
================================================================================
TOTAL RETURN                                        7.15%     30.72%     -17.61%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period {Millions}             $4,019     $3,321      $2,214
  Ratio of Total Expenses to Average Net Assets** 0.29%+ 0.37% 0.40%+ Ratio of Net Invesstment Income to Average
    Net Assets                                     1.36%+      1.36%      1.22%+
  Portfolio Turnover Rate                            29%+        23%         30%
================================================================================
*Inception.
**Includes performance-based investment advisory fee increases (decreases) of 0.05%, 0.08%, and 0.08%.
+Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, and Sanford C. Bernstein & Co., LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for Wellington Management Company, llp, the S&P 500 Index; and for Sanford C. Bernstein & Co., LLC, the Russell 1000 Value Index. The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2004, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the fund's average net assets before an increase of $4,982,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2004, the fund had contributed capital of $2,803,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 2.80% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended April 30, 2004, these arrangements reduced the fund's expenses by $1,412,000 (an annual rate of 0.02% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2003, the fund had available realized losses of $1,115,022,000 to offset future net capital gains through October 31, 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2004, net unrealized appreciation of investment securities for tax purposes was $3,561,559,000, consisting of unrealized gains of $4,284,268,000 on securities that had risen in value since their purchase and $722,709,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2004, the aggregate settlement value of open futures contracts expiring in June 2004 and the related unrealized depreciation were:
--------------------------------------------------------------------------------
                                                                (000)
                                                         -----------------------
                                                       AGGREGATE      UNREALIZED
                                          NUMBER OF   SETTLEMENT    APPRECIATION
FUTURES CONTRACTS                    LONG CONTRACTS        VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                                   859     $237,535        ($6,081)
S&P MidCap 400 Index                            459      133,844         (1,915)
E-mini S&P 500 Index                            460       25,440           (537)
--------------------------------------------------------------------------------
Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

F. During the six months ended April 30, 2004, the fund purchased $3,413,688,000 of investment securities and sold $2,592,388,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2004, was $74,488,000, for which the fund held cash collateral of $79,424,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

---------------------------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED              YEAR ENDED
                                                    APRIL 30, 2004            OCTOBER 31, 2003
                                                -----------------------  --------------------------
                                                 AMOUNT          SHARES      AMOUNT          SHARES
                                                  (000)           (000)       (000)           (000)
---------------------------------------------------------------------------------------------------
Investor Shares
  Issued                                       $984,462          60,035  $1,094,221          82,934
  Issued in Lieu of Cash Distributions           71,911           4,520     144,892          11,198
  Redeemed                                    (966,356)        (59,147) (1,583,621)       (124,422)
                                              -----------------------------------------------------
    Net Increase (Decrease)--Investor Shares     90,017           5,408   (344,508)        (30,290)
                                              -----------------------------------------------------
Admiral Shares
  Issued                                        671,129          12,229     623,754          13,696
  Issued in Lieu of Cash Distributions           20,369             379      32,487             742
  Redeemed                                    (212,187)         (3,830)   (225,909)         (5,338)
                                              -----------------------------------------------------
    Net Increase(Decrease)--Admiral Shares      479,311           8,778     430,332           9,100
---------------------------------------------------------------------------------------------------

I. Certain of the fund's investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of affiliated companies were as follows:

----------------------------------------------------------------------------------------------------------
                                                                    (000)
                                   -----------------------------------------------------------------------
                                                 CURRENT PERIOD TRANSACTIONS
                                                 ---------------------------
                                    OCT. 31, 2003                    COST OF                 APR. 30, 2004
                                           MARKET   PURCHASES     SECURITIES    DIVIDEND            MARKET
                                            VALUE     AT COST           SOLD      INCOME             VALUE
----------------------------------------------------------------------------------------------------------
Arrow Electronics, Inc.                 $ 209,789     $11,789             --          --         $ 260,806
Continental Airlines, Inc. Class B    93,4934,642                         --          --            55,070
Engelhard Corp.                           261,573      14,569             --      $2,105           280,503
Health Net Inc.                           317,478      13,974                --       --           266,890
IPC Holdings Ltd.                          97,201       5,651             --       1,085           100,802
MDC Holdings, Inc.                        123,466       6,790        $ 9,494         469           119,451
Metris Cos., Inc.                          27,773          --        127,383          --                --
Northwest Airlines Corp. Class A             n/a*      17,258             --          --            50,804
Oxford Health Plans, Inc.                 267,413          --         63,586       1,137           257,964
RenaissanceRe Holdings Ltd.               202,545       9,762         15,907       1,589           230,548
Republic Services, Inc. Class A              n/a*      10,737          8,426         980           227,989
Ross Stores, Inc.                         266,323      16,165          9,263         795           332,962
Toll Brothers, Inc.                       179,618      10,704         13,573         --            186,831
                                     ------------                               --------------------------
                                       $2,046,672                                 $8,160        $2,370,620
                                     ------------                               --------------------------
----------------------------------------------------------------------------------------------------------
*At October 31, 2003, the issuer was not an affiliated company of the fund.


INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections to:

     * Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.

     * Find out how much to save for retirement and your children's college education-- by using our planning tools.

     *    Learn  how  to  achieve  your  goals--by   reading  our   PlainTalk(R)
          investment guides.

     * Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.

     *    Look  up   fund   price,   performance   history,   and   distribution
          information--in a snap.

 INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

     * See what you own (at Vanguard and elsewhere) and how your investments are doing.

     * Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.

     *    Analyze your portfolio's holdings and performance.

     * Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.

     * Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

     Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

          It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

          Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

          The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

          Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

          If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit VANGUARD.COM. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

---------------------------------------------------------------------------------------------------------------------
                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*     Chairman of the        Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)               Board, Chief           The Vanguard Group, Inc., and of each of the investment companies
May 1987             Executive Officer,     served by The Vanguard Group.
                     and Trustee
                     (129)
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS     Trustee                The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)               (129)                  to Greenwich Associates (international business strategy consulting);
January 2001                                Successor Trustee of Yale University; Overseer of the Stern School of
                                            Business at New York University; Trustee of the Whitehead Institute
                                            for Biomedical Research.
---------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA       Trustee                Chairman and Chief Executive Officer (since October 1999), Vice
(1945)               (129)                  Chairman (January-September 1999), and Vice President (prior to
December 2001                               September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                            Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; Trustee of
                                            Drexel University.
---------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN      Trustee                Vice President, Chief Information Officer, and Member of the
HEISEN               (129)                  Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                      consumer products); Director of the University Medical Center at
July 1998                                   Princeton and Women's Research and Education Institute.
---------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL    Trustee                Chemical Bank Chairman's Professor of Economics, Princeton Malkiel C
(1932)               (127)                  University; Director of Vanguard Investment Series plc (Irish invest-
May 1977                                    ment fund) (since November 2001), Vanguard Group (Ireland)
                                            Limited (Irish investment management firm) (since November 2001),
                                            Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                            (software company).
---------------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

---------------------------------------------------------------------------------------------------------------------
                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.Trustee                Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)               (129)                  Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
---------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON   Trustee                Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)               (129)                  (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
April 1985                                  Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
---------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON    Secretary              Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)               (129)                  Secretary of The Vanguard Group and of each of the investment
June 2001                                   companies served by The Vanguard Group.
---------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS    Treasurer              Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)               (129)                  investment companies served by The Vanguard Group.
July 1998
---------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  STATEMENT  OF  ADDITIONAL
INFORMATION, available from The Vanguard Group.

================================================================================================
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.        MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.  RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.              GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

[SHIP]
(THE VANGUARD GROUP (R) LOGO)
Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, PlainTalk, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information,  or to  request  additional  information  about  the  fund or other
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You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our
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calling  1-800-662-2739.  They  are  also  available  from  the  SEC's  website,
www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
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(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q222 062004

VANGUARD(R)  WINDSOR(TM) II FUND
APRIL 30, 2004

SEMIANNUAL REPORT

THE VANGUARD GROUP(R)

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain ONLY of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------
CONTENTS

1  LETTER FROM THE CHAIRMAN
6  ADVISOR'S REPORT
9  GLOSSARY OF INVESTMENT TERMS
10 PERFORMANCE SUMMARY
11 ABOUT YOUR FUND'S EXPENSES
13 FINANCIAL STATEMENTS
26 ADVANTAGES OF VANGUARD.COM
--------------------------------------------------------------------------------

SUMMARY

* The broad U.S. stock market continued to rise during the six months ended April 30, 2004; however, the pace slowed significantly in April as investors worried about inflationary pressures.

* Vanguard Windsor II Fund's Investor Shares returned 12.4%, surpassing the average return of peer funds and exceeding the gain of the fund's benchmark index.

* The advisors' selections in three sectors--consumer staples, financial services, and integrated oils--contributed most to the fund's overall return.

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

Benefiting from ongoing strength in the domestic equity market, the Investor Shares of Vanguard Windsor II Fund returned 12.4% during the six months ended April 30, 2004. This result exceeded the average return of the fund's peer group, and it also topped the gains of the Russell 1000 Value Index and the broad stock market, as measured by the Dow Jones Wilshire 5000 Composite Index.

-----------------------------------------------------
TOTAL RETURNS                        SIX MONTHS ENDED
                                       APRIL 30, 2004
-----------------------------------------------------
VANGUARD WINDSOR II FUND
  Investor Shares                               12.4%
  Admiral Shares                                12.5
Russell 1000 Value Index                         8.2
Average Large-Cap Value Fund*                    7.7
Dow Jones Wilshire 5000 Index                    6.4
-----------------------------------------------------
*Derived from data provided by Lipper Inc.

The fund's success during the first half of its 2004 fiscal year was a product of strong showings by its portfolio of attractively valued, dividend-rich stocks. On April 30, the yield of Windsor II's Investor Shares was 2.0%, well above that of the broad stock market.

The  adjacent  table shows the total  returns--capital  change  plus  reinvested dividends--for Windsor II's Investor and Admiral Shares and the fund's comparative measures. Information about distributions and changes in the fund's share prices appear in the table on page 5. For more information about individual holdings, see the Advisor's Report on page 6.

STOCKS ROSE EARLY ON, THEN GAVE UP SOME OF THEIR GAINS

For most of the fiscal half-year, the broad U.S. stock market advanced. However, in March and April, stock prices retreated somewhat as higher oil prices and reports of robust economic growth provoked fears of inflation. For the six months, the Dow Jones Wilshire 5000 Index returned

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

6.4%. The Russell 2000 Index, a proxy for small-capitalization stocks, returned 6.5%, slightly surpassing the 6.1% gain of the mid- to large-cap Russell 1000 Index. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) posted better results than growth stocks (those expected to produce above-average earnings growth).

International stock markets continued to provide attractive returns to U.S.-based investors. Although the U.S. dollar's decline relative to major foreign currencies tailed off somewhat, it still enhanced results from European markets, where solid gains looked even better when translated from local currencies into dollars. Elsewhere, currency fluctuation played only a minor role.

BOND YIELDS ROSE ON NEWS OF THE STRENGTHENING ECONOMY

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED APRIL 30, 2004
--------------------------------------------------------------------------------
                                                       SIX        ONE       FIVE
                                                    MONTHS       YEAR     YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                        6.1%      23.9%     -1.7%
Russell 2000 Index (Small-caps)                        6.5       42.0       6.7
Dow Jones Wilshire 5000 Index                          6.4       26.1      -1.2
 (Entire market)
MSCI All Country World Index
 ex USA (International)                               11.7       41.3       0.4
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                            1.2%       1.8%      6.7%
 (Broad taxable market)
Lehman Municipal Bond Index                            1.2        2.7       5.4
Citigroup 3-Month Treasury Bill Index                  0.5        1.0       3.3
================================================================================
CPI
Consumer Price Index                                   1.6%       2.3%      2.5%
--------------------------------------------------------------------------------
*Annualized.

In the fixed income markets, interest rates remained low through much of the period but rose sharply in April, propelled by the strength of the economy. For the six months, the yield of the benchmark 10-year U.S. Treasury note increased 22 basis points, from 4.29% to 4.51%. (Indicative of April's notable increase in interest rates, the benchmark note's yield climbed 67 basis points during the month, from 3.84% to 4.51%.) With investors gravitating toward higher-yielding securities, returns of corporate bonds outpaced those of government bonds with similar maturities. High-yield corporate bonds continued their strong showing as the Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, posted a six-month return of 5.5%. Meanwhile, the Lehman Aggregate Bond Index, a measure of the taxable investment-grade bond market, returned 1.2%.

Short-term interest rates remained low and demonstrated little volatility during the period, staying within a tight range of 0.87% to 0.99%. The yield of the 3-month Treasury bill, a proxy for money market rates, was 0.96% on April 30, just 1 basis point higher than its initial 0.95% yield.

THE FUND SAW GAINS IN TRADITIONAL VALUE-ORIENTED MARKET SEGMENTS

With its return of more than 12%, the Windsor II Fund added to the impressive gains accrued during the 2003 fiscal year. As was the case with the fund's benchmark, all of the industry sectors in which Windsor II held stocks posted positive returns for the half-year. Consumer discretionary stocks helped lead the way. The companies in this group--which includes retailers and restaurants--typically benefit most from growth in consumer spending during an economic recovery. Your fund held some of the sector's better performers, including Cendant (a diversified hospitality and services provider) and cruise-line operator Carnival.

---------------------------------------------------------------------
FUND ASSETS MANAGED                                    APRIL 30, 2004
                                                     ----------------
                                                 $ MILLION PERCENTAGE
---------------------------------------------------------------------
Barrow, Hanley, Mewhinney
 & Strauss, Inc.                                   $16,804        59%
Equinox Capital
 Management, LLC                                     3,749        13
Tukman Capital
 Management, Inc.                                    3,360        12
Vanguard Quantitative
 Equity Group                                        1,891         7
Hotchkis and Wiley
 Capital Management, LLC                             1,306         5
---------------------------------------------------------------------
Cash Investments*                                    1,173         4
---------------------------------------------------------------------
Total                                              $28,283       100%
---------------------------------------------------------------------
*These short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

The fund also enjoyed a boost from its consumer staples stocks, earning impressive returns from several high-yielding tobacco companies and food and beverage makers. This group made up a bigger proportion of Windsor II than it did of the Russell 1000 Value Index, a factor that helped the fund to top the index return. In the financial services sector, where returns were generally subdued during the period, the fund held some of the stronger performers.

The largest contribution to Windsor II's returns came from its holdings in the integrated oils sector. With oil prices climbing--the result of a worldwide increase in demand, coupled with tightening supplies--many of the refiners, distributors, and marketers of oil-related products experienced surges in profits and stock prices. As a result, Windsor II's holdings in this sector saw strong double-digit gains.

In keeping with the fund's value mandate, the advisors continued to significantly underweight technology stocks compared with the benchmark index. This aversion spared shareholders some pain during the six months, as the returns of tech stocks, which rebounded sharply in mid- to late 2003, generally flattened near the end of the fiscal half-year.

As we noted in our most recent annual report, we augmented the fund's multimanager advisory structure through the addition of Los Angeles-based Hotchkis and Wiley Capital Management in December 2003. The table on page 3 reflects this addition, showing the portion of fund assets that each of the five advisors manages.

THE VIRTUES OF A CONSISTENT STRATEGY

For 19 years, Windsor II's advisors have followed the same set of investment principles in their search for companies offering an attractive combination of investment value and price. The strategy is not flashy, but it has been quite successful.

This kind of steadfast approach can be applied to your personal investment portfolio as well. Choosing a mix of stock, bond, and money market mutual funds that fits your goals and risk tolerance--and then sticking with your plan--allows you to participate in the rewards offered by each asset class while helping to mute the slumps that are sure to occur in each. Windsor II can form the core of a stock portfolio focused on value-oriented issues, or you may wish to use it as just one component of a well-diversified mix.

Thank you for your ongoing commitment to Vanguard and to the Windsor II Fund.

Sincerely,

/S/JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

MAY 12, 2004

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE              OCTOBER 31, 2003-APRIL 30, 2004

                                                         DISTRIBUTIONS PER SHARE
                                                      --------------------------
                                   STARTING      ENDING     INCOME       CAPITAL
                                SHARE PRICE SHARE PRICE  DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Windsor II Fund
  Investor Shares                    $24.61      $27.36     $0.280        $0.000
  Admiral Shares                      43.69       48.59      0.523         0.000
--------------------------------------------------------------------------------

ADVISOR'S REPORT

Vanguard Windsor II Fund's Investor Shares returned 12.4% for the six months ended April 30, 2004, compared with an 8.2% return for the Russell 1000 Value Index. The following comments concern the 59% of fund assets that we managed as of April 30; four additional advisors oversee the remaining assets.

THE INVESTMENT ENVIRONMENT

In the past six months, stock prices seemed to reflect the significant changes in federal law that greatly reduced taxes on dividends. Our portfolio has a dividend yield well above that of the overall market and also above the yield of "value" benchmarks, a factor we feel is partially responsible for our favorable performance. The hoped-for earnings follow-through of strong-performing technology issues in the last half of 2003 has been disappointing, while operating leverage in "old" industrials continues to push through strong profits. Capital spending has not been robust, as capacity utilization has generally remained modest.

--------------------------------------------------------------------------------
INVESTMENT  PHILOSOPHY
The fund reflects a belief that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks with below-average price/earnings ratios, above-average dividend yields, and the prospect of above-average total returns.
--------------------------------------------------------------------------------

Interest rate fears are negatively affecting both the bond and stock markets. This is largely because short-term interest rates are at or below 1%. Moving to a more logical level of slightly above 2% (the level of price inflation) would require a significant percentage increase. While this wouldn't be a catastrophe, it could be disruptive in the short term. It seems to us that whatever is the well-advertised focal point for interest rates is likely wrong, because it has already been discounted. All in all, we have been expecting only a modest return for Windsor II for the year.

OUR SUCCESSES

Strong stock  selection in the  integrated  oils and  consumer  staples  sectors
bolstered  performance  during  the  fiscal  half-year.   Occidental  Petroleum,
ConocoPhillips,  and BP were good investments due to higher oil prices.

Imperial Tobacco was favored because of good relative earnings. The conglomerate Tyco International, which is included in the "other" sector, was also attractive because of good relative earnings.

OUR SHORTFALLS

Detractors from performance included Washington Mutual, Mattel, and Newell Rubbermaid, all of which had earnings shortfalls that, although explainable, were disappointing.

OUR PORTFOLIO POSITIONING

We believe that our portfolio's characteristics are more attractive than those of the market as a whole. Our price/earnings (P/E) ratio is at a 21% discount to the market, while our dividend yield is at a 65% premium to the market. We hope that good company selection and exposure to those industries with pricing power will continue to be rewarding.

James P. Barrow, Portfolio Manager
Barrow, Hanley, Mewhinney & Strauss, Inc.
May 18, 2004

--------------------------------------------------------------------------------
FUND PROFILE
This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.
As of 4/30/2004
--------------------------------------------------------------------------------

WINDSOR II FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                       COMPARATIVE         BROAD
                                         FUND               INDEX*       INDEX**
--------------------------------------------------------------------------------
Number of Stocks                          274                  731         5,128
Median Market Cap                      $32.3B               $26.6B        $27.0B
Price/Earnings Ratio                    16.9x                16.7x         22.6x
Price/Book Ratio                         2.5x                 2.2x          2.8x
Yield                                                         2.4%          1.6%
 Investor Shares                         2.0%
 Admiral Shares                          2.1%
Return on Equity                        20.8%                17.4%         16.0%
Earnings Growth Rate                     6.1%                 5.3%          6.6%
Foreign Holdings                         7.0%                 0.0%          0.9%
Turnover Rate                            23%+                   --            --
Expense Ratio                                                   --            --
 Investor Shares                       0.39%+
 Admiral Shares                        0.27%+
Short-Term Reserves                        1%                   --            --
--------------------------------------------------------------------------------

---------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
Cendant Corp.                            3.0%
 (commercial services)
Wells Fargo & Co.                        3.0
 (banking)
Altria Group, Inc.                       2.9
 (tobacco)
ConocoPhillips Co.                       2.8
 (oil)
Citigroup, Inc.                          2.7
 (banking)
Occidental Petroleum Corp.               2.7
 (oil)
Tyco International Ltd.                  2.5
 (conglomerate)
ChevronTexaco Corp.                      2.5
 (oil)
BP PLC ADR                               2.3
 (oil)
J.P. Morgan Chase & Co.                  2.2
 (banking)
---------------------------------------------
Top Ten                                 26.6%
---------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.


---------------------------------------------------------
VOLATILITY MEASURES
                           COMPARATIVE              BROAD
                    FUND        INDEX*    FUND    INDEX**
---------------------------------------------------------
R-Squared           0.94          1.00    0.85       1.00
Beta                0.94          1.00    0.86       1.00
---------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                    COMPARATIVE            BROAD
                                            FUND         INDEX*          INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                         1%             3%               3%
Consumer Discretionary                       12             11               16
Consumer Staples                             10              6                7
Financial Services                           28             35               23
Health Care                                  10              4               13
Integrated Oils                              11              9                4
Other Energy                                  1              2                3
Materials & Processing                        4              6                4
Producer Durables                             6              4                4
Technology                                    3              6               13
Utilities                                     8             12                6
Other                                         5              2                4
--------------------------------------------------------------------------------
Short-Term Reserves                           1%             --               --
--------------------------------------------------------------------------------

------------------------
INVESTMENT FOCUS

MARKET CAP         Large
STYLE              Value
------------------------

*Russell 1000 Value Index.
**Dow Jones Wilshire 5000 Index.
+Annualized.

                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
AS OF 4/30/2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns in this report do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
--------------------------------------------------------------------------------

WINDSOR II FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) OCTOBER 31, 1993-APRIL 30, 2004
[BAR CHART]
------------------------------------------------
FISCAL YEAR       WINDSOR II FUND   RUSSELL 1000
                  INVESTOR SHARES    VALUE INDEX
------------------------------------------------
1994                          2.2            0.8
1995                         23.1           24.7
1996                         27.2           23.7
1997                         31.3           33.2
1998                         16.5           14.8
1999                          4.6           16.5
2000                          7.2            5.5
2001                         -4.9          -11.9
2002                        -12.5          -10.0
2003                         20.7           22.9
2004*                        12.4            8.2
------------------------------------------------
*Six months ended April 30, 2004.
Note: See FINANCIAL HIGHLIGHTS tables on pages 20 and 21 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                           TEN YEARS
                                       ONE    FIVE  ------------------------
                   INCEPTION DATE     YEAR   YEARS  CAPITAL  INCOME    TOTAL
----------------------------------------------------------------------------
Windsor II Fund
 Investor Shares        6/24/1985   42.29%   3.37%   10.03%   2.68%   12.71%
 Admiral Shares         5/14/2001   42.47    2.03*       --      --       --
----------------------------------------------------------------------------
*Return since inception.

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

---------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2004
                                 BEGINNING        ENDING     EXPENSES
                             ACCOUNT VALUE ACCOUNT VALUE  PAID DURING
WINDSOR II FUND                 10/31/2003     4/30/2004      PERIOD*
---------------------------------------------------------------------
Actual Fund Return
Investor Shares                     $1,000        $1,124        $2.02
Admiral Shares                       1,000         1,125         1.38

Hypothetical 5% Return
Investor Shares                     $1,000        $1,048        $1.95
Admiral Shares                       1,000         1,049         1.33
---------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

* ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

* HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

---------------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP
                                                              AVERAGE
                                  INVESTOR       ADMIRAL    LARGE-CAP
                                    SHARES        SHARES   VALUE FUND
---------------------------------------------------------------------
Windsor II Fund                      0.39%         0.27%       1.42%*
---------------------------------------------------------------------
*Peer-group ratio captures data through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

AS OF 4/30/2004
FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of TOTAL INVESTMENTS to calculate the fund's NET ASSETS. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or NET ASSET VALUE (NAV) PER SHARE.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of PAID-IN CAPITAL (money invested by shareholders). The amounts shown for UNDISTRIBUTED NET INVESTMENT INCOME and ACCUMULATED NET REALIZED GAINS usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any ACCUMULATED NET REALIZED LOSSES, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. UNREALIZED APPRECIATION (DEPRECIATION) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                          SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.3%)(1)
--------------------------------------------------------------------------------
AUTO & Transportation (0.6%)
Delphi Corp.                                          9,904,100          101,022
CSX Corp.                                             1,107,600           34,070
Ford Motor Co.                                          619,153            9,510
Burlington Northern
Santa Fe Corp.                                          289,800            9,476
PACCAR, Inc.                                            161,000            9,090
General Motors Corp.                                    167,368            7,937
Union Pacific Corp.                                      84,700            4,991
Lear Corp.                                               68,200            4,134
Dana Corp.                                               55,900            1,127
                                                               -----------------
                                                                         181,357
                                                               -----------------
CONSUMER DISCRETIONARY (11.3%)
Cendant Corp.                                        35,731,200          846,115
Carnival Corp.                                       12,132,700          517,702
Gannett Co., Inc.                                     3,662,500          317,466
Wal-Mart Stores, Inc.                                 4,548,300          259,253
Mattel, Inc.                                         12,019,200          203,846
*(2) Service Corp. International                     26,080,100          192,732
McDonald's Corp.                                      5,181,650          141,096
Sears, Roebuck & Co.                                  3,275,600          131,188
The Walt Disney Co.                                   5,680,932          130,831
*Office Depot, Inc.                                   5,919,900          103,657
Newell Rubbermaid, Inc.                               3,120,100           73,759
*MGM Mirage, Inc.                                       639,500           29,296
*Time Warner, Inc.                                    1,642,999           27,635
Waste Management, Inc.                                  953,900           27,091
Kimberly-Clark Corp.                                    382,500           25,035
J.C. Penney Co., Inc.
(Holding Co.)                                           701,000           23,736
Viacom Inc. Class B                                     539,900           20,867
*Yum! Brands, Inc.                                      525,300           20,376
Eastman Kodak Co.                                       586,000           15,113
Target Corp.                                            288,200           12,499
Foot Locker, Inc.                                       272,600            6,542
Viad Corp.                                              253,300            6,322
Whirlpool Corp.                                          94,369            6,182
Marriott International, Inc.
Class A                                                 123,600            5,829
*AutoNation, Inc.                                       284,800            4,847
Federated Department
Stores, Inc.                                             80,900            3,964
Wendy's International, Inc.                             100,900            3,935
The McClatchy Co. Class A                                54,600            3,877
Hasbro, Inc.                                            189,000            3,570
Mandalay Resort Group                                    62,100            3,568
Republic Services, Inc. Class A                         122,400            3,528
Belo Corp. Class A                                      121,000            3,444
International Flavors &
Fragrances, Inc.                                         73,000            2,646
Nordstrom, Inc.                                          72,900            2,597
Jones Apparel Group, Inc.                                65,400            2,394

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                          SHARES            (000)
--------------------------------------------------------------------------------
Regal Entertainment Group
Class A                                                  97,200            2,118
Saks Inc.                                               101,600            1,463
Blockbuster Inc. Class A                                 88,300            1,461
*Liberty Media Corp.                                    125,209            1,370
Sabre Holdings Corp.                                     39,100              922
May Department Stores Co.                                29,000              893
                                                               -----------------
                                                                       3,190,765
                                                               -----------------
CONSUMER STAPLES (9.9%)
Altria Group, Inc.                                    14,651,700         811,411
Imperial Tobacco Group ADR                            12,840,000         573,948
ConAgra Foods, Inc.                                   18,678,300         539,616
The Procter & Gamble Co.                              2,275,400          240,624
PepsiCo, Inc.                                         4,260,300          232,144
Anheuser-Busch Cos., Inc.                             3,406,900          174,569
Sara Lee Corp.                                        4,035,900           93,148
The Coca-Cola Co.                                       739,300           37,385
Kraft Foods Inc.                                        991,900           32,643
*Safeway, Inc.                                          568,400           13,045
Albertson's, Inc.                                       481,600           11,250
CVS Corp.                                               281,500           10,874
Tyson Foods, Inc.                                       374,500            7,018
The Pepsi Bottling Group, Inc.                          224,800            6,580
PepsiAmericas, Inc.                                     315,100            6,311
*The Kroger Co.                                         264,600            4,631
R.J. Reynolds Tobacco
Holdings, Inc.                                           57,700            3,737
General Mills, Inc.                                      65,700            3,203
Coca-Cola Enterprises, Inc.                              79,800            2,155
SuperValu Inc.                                           59,400            1,829
Carolina Group                                           64,400            1,690
                                                               -----------------
                                                                       2,807,811
                                                               -----------------
FINANCIAL SERVICES (27.6%)
BANKS--NEW YORK CITY (2.2%)
J.P. Morgan Chase & Co.                              16,671,704          626,856
The Bank of New York Co., Inc.                          212,000            6,178

BANKS--OUTSIDE NEW YORK CITY (8.8%)
Wells Fargo & Co.                                     14,797,300         835,456
Bank of America Corp.                                 7,356,578          592,131
PNC Financial Services Group                          9,588,922          509,172
Wachovia Corp.                                        3,559,902          162,866
National City Corp.                                   3,745,200          129,846
Comerica, Inc.                                        2,481,600          128,125
Bank One Corp.                                          968,300           47,805
KeyCorp                                                 655,000           19,454
U.S. Bancorp                                            677,522           17,372
UnionBanCal Corp.                                       236,574           12,640
Huntington Bancshares Inc.                              347,860            7,444
First Horizon National Corp.                            162,100            7,126
Zions Bancorp                                           121,100            6,845
SunTrust Banks, Inc.                                     88,900            6,050
BB&T Corp.                                              136,953            4,724
Regions Financial Corp.                                 102,200            3,547
Union Planters Corp.                                    121,200            3,369
SouthTrust Corp.                                        107,238            3,333
City National Corp.                                      45,400            2,799
Associated Banc-Corp                                     21,600              885
Popular, Inc.                                             5,000              210

DIVERSIFIED FINANCIAL SERVICES (4.1%)
Citigroup, Inc.                                       16,146,173         776,469
The Goldman Sachs
Group, Inc.                                           1,568,300          151,733
Merrill Lynch & Co., Inc.                             2,314,300          125,504
Metropolitan Life
Insurance Co.                                         1,892,900           65,305
CIT Group Inc.                                          682,800           23,468
Morgan Stanley                                          342,860           17,620
Marsh & McLennan Cos., Inc.                              88,600            3,996

FINANCIAL--DATA PROCESSING SERVICES (0.7%)

Automatic Data Processing, Inc.                       4,226,200          185,150

FINANCIAL--MISCELLANEOUS (1.5%)
Fannie Mae                                            2,929,500          201,315
Freddie Mac                                           3,199,900          186,874
Nationwide Financial
Services, Inc.                                          184,200            6,336
Fidelity National Financial, Inc.                       150,867            5,522
MBIA, Inc.                                               91,600            5,394
MBNA Corp.                                              149,400            3,642
*Providian Financial Corp.                              117,000            1,419

FINANCIAL--SMALL LOAN (1.6%)
SLM Corp.                                            11,707,200          448,503

INSURANCE--LIFE (1.9%)
Manulife Financial Corp.                              11,703,415         430,334
Prudential Financial, Inc.                            1,189,700           52,275
The Principal Financial Group, Inc.                     749,800           26,468
*Conseco, Inc.                                          629,200           12,458

INSURANCE--MULTILINE (4.4%)
Allstate Corp.                                        12,677,144         581,880
American International
Group, Inc.                                           4,004,839          286,947
St. Paul Travelers Cos., Inc.                         4,205,240          171,027
The Hartford Financial
Services Group Inc.                                   2,766,127          168,955
*Assurant, Inc.                                         541,000           13,179

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                          SHARES            (000)
--------------------------------------------------------------------------------
Lincoln National Corp.                                  186,400            8,366
Loews Corp.                                              88,900            5,157
Old Republic International Corp.                        165,350            3,839

INSURANCE--PROPERTY-CASUALTY (0.4%)
XL Capital Ltd. Class A                               1,230,600           93,956
ACE Ltd.                                                145,700            6,387
W.R. Berkley Corp.                                      126,100            5,107
RenaissanceRe Holdings Ltd.                              77,400            4,078
Axis Capital Holdings Ltd.                              107,400            2,927
Montpelier Re Holdings Ltd.                              73,800            2,524
PartnerRe Ltd.                                           30,600            1,753

REAL ESTATE INVESTMENT TRUSTS (0.1%)
Plum Creek Timber Co. Inc. REIT                         131,000            3,872
Equity Office Properties
Trust REIT                                              145,400            3,660
Boston Properties, Inc. REIT                             68,800            3,234
Vornado Realty Trust REIT                                63,600            3,209
Kimco Realty Corp. REIT                                  74,000            3,163
Simon Property Group, Inc. REIT                          62,100            2,994
Equity Residential REIT                                  99,800            2,741
Liberty Property Trust REIT                              74,300            2,716
iStar Financial Inc. REIT                                71,600            2,545
Public Storage, Inc. REIT                                60,000            2,507
Avalonbay Communities, Inc. REIT                         46,100            2,288
Hospitality Properties Trust REIT                        45,400            1,774
Health Care Properties
Investors REIT                                           46,100            1,102
New Plan Excel Realty Trust REIT                         39,900              895

SAVINGS & Loan (1.8%)
Washington Mutual, Inc.                               12,675,849         499,302
Golden West Financial Corp.                              45,200            4,751
Charter One Financial, Inc.                             105,815            3,531
Sovereign Bancorp, Inc.                                 101,900            2,036
Green Point Financial Corp.                              38,950            1,519

SECURITIES BROKERS & Services (0.1%)
Bear Stearns Co., Inc.                                  100,000            8,014
Countrywide Financial Corp.                             134,218            7,959
*E*TRADE Group, Inc.                                    600,900            6,826
Lehman Brothers Holdings, Inc.                           71,700            5,263
A.G. Edwards & Sons, Inc.                                72,400            2,649
                                                               -----------------
                                                                       7,798,650
                                                               -----------------
HEALTH CARE (9.3%)
Baxter International, Inc.                            15,507,300         490,806
Bristol-Myers Squibb Co.                              17,615,300         442,144
Schering-Plough Corp.                                 25,780,800         431,313
*Anthem, Inc.                                         2,491,900          220,733
Pfizer Inc.                                           5,976,300          213,712
*WellPoint Health Networks Inc.
Class A                                               1,769,000          197,580
Johnson & Johnson                                     3,218,300          173,885
Merck & Co., Inc.                                     2,786,500          130,966
Wyeth                                                 2,107,100           80,216
*Medco Health Solutions, Inc.                         2,217,100           78,485
McKesson Corp.                                        2,041,800           67,093
Aetna Inc.                                              353,300           29,236
HCA Inc.                                                595,000           24,175
*Tenet Healthcare Corp.                               1,639,600           19,282
Abbott Laboratories                                     306,500           13,492
*Health Net Inc.                                        475,300           12,092
Bausch & Lomb, Inc.                                     102,900            6,465
Becton, Dickinson & Co.                                  84,100            4,251
*Humana Inc.                                             87,200            1,420
                                                               -----------------
                                                                       2,637,346
                                                               -----------------
INTEGRATED OILS (10.7%)
ConocoPhillips Co.                                    11,032,234         786,598
Occidental Petroleum Corp.                            15,883,700         749,711
ChevronTexaco Corp.                                   7,674,943          702,257
BP PLC ADR                                            12,466,172         659,461
ExxonMobil Corp.                                      2,324,894           98,924
Royal Dutch
Petroleum Co. ADR                                       277,700           13,513
Unocal Corp.                                            170,200            6,134
Marathon Oil Corp.                                       84,100            2,822
Amerada Hess Corp.                                       13,000              925
                                                               -----------------
                                                                       3,020,345
                                                               -----------------
OTHER ENERGY (1.0%)

*(2)Reliant Energy, Inc.                              17,690,743         147,010
Williams Cos., Inc.                                   5,205,800           53,620
Valero Energy Corp.                                     549,500           35,036
Apache Corp.                                            192,770            8,071
Burlington Resources, Inc.                              114,800            7,723
Sunoco, Inc.                                             98,800            6,215
Devon Energy Corp.                                       83,981            5,140
Anadarko Petroleum Corp.                                 88,100            4,720
                                                               -----------------
                                                                         267,535
                                                               -----------------
MATERIALS & Processing (3.5%)
International Paper Co.                               7,846,400          316,367
(2)Hanson PLC ADR                                     7,826,950          299,694
Monsanto Co.                                          5,411,300          187,177
Weyerhaeuser Co.                                      1,091,900           64,640
(2)Crompton Corp.                                     6,238,569           38,804
Alcoa Inc.                                              880,100           27,063
E.I. du Pont de Nemours & Co.                           328,387           14,104
Dow Chemical Co.                                        340,600           13,518
Georgia Pacific Group                                   244,500            8,582
Archer-Daniels-Midland Co.                              420,900            7,391

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                          SHARES            (000)
--------------------------------------------------------------------------------
Masco Corp.                                             234,200            6,560
Sherwin-Williams Co.                                    112,400            4,277
Vulcan Materials Co.                                     81,500            3,769
Temple-Inland Inc.                                       59,300            3,663
PPG Industries, Inc.                                     59,600            3,535
Eagle Materials, Inc. B Shares                           34,443            2,201
                                                               -----------------
                                                                       1,001,345
                                                               -----------------
PRODUCER DURABLES (5.6%)
The Boeing Co.                                       12,125,600          517,642
Emerson Electric Co.                                  7,275,800          438,149
(2)Cooper Industries, Inc.
Class A                                               4,650,800          255,375
Northrop Grumman Corp.                                1,415,200          140,459
United Technologies Corp.                             1,372,196          118,366
Centex Corp.                                            797,800           38,254
Lockheed Martin Corp.                                   719,700           34,329
Caterpillar, Inc.                                       121,900            9,475
Ingersoll-Rand Co.                                      143,100            9,237
Deere & Co.                                             135,700            9,233
Pulte Homes, Inc.                                       156,100            7,675
D. R. Horton, Inc.                                      230,400            6,636
Pitney Bowes, Inc.                                       88,500            3,872
Diebold, Inc.                                            47,600            2,194
Hubbell Inc. Class B                                     27,600            1,240
Goodrich Corp.                                           19,300              556
                                                               -----------------
                                                                       1,592,692
                                                               -----------------
TECHNOLOGY (2.3%)
International Business
Machines Corp.                                        1,832,400          161,563
Hewlett-Packard Co.                                   6,865,172          135,244
Motorola, Inc.                                        6,737,800          122,965
*Computer Sciences Corp.                              2,313,950           94,664
Electronic Data Systems Corp.                         2,874,800           52,580
Computer Associates
International, Inc.                                   1,509,300           40,464
Raytheon Co.                                            436,100           14,069
Scientific-Atlanta, Inc.                                174,900            5,665
General Dynamics Corp.                                   55,600            5,205
*Unisys Corp.                                           396,500            5,166
*Storage Technology Corp.                                87,500            2,299
*Vishay Intertechnology, Inc.                            97,500            1,697
*Avaya Inc.                                              93,400            1,278
*Ingram Micro, Inc. Class A                              83,600              999
*NCR Corp.                                                7,900              353
*Maxtor Corp.                                            54,200              353
*Compuware Corp.                                         11,700               90
                                                               -----------------
                                                                         644,654
                                                               -----------------
UTILITIES (8.3%)
American Electric
Power Co., Inc.                                      15,353,560          467,362
Verizon Communications Inc.                          12,059,054          455,109
Duke Energy Corp.                                    20,183,000          425,054
Entergy Corp.                                         7,107,600          388,075
(2)CenterPoint Energy Inc.                           18,492,100          199,530
Public Service Enterprise
Group, Inc.                                           2,775,200          119,056
AT&T Corp.                                            3,552,469           60,924
SBC Communications Inc.                               1,093,949           27,239
Dominion Resources, Inc.                                394,100           25,148
FirstEnergy Corp.                                       629,700           24,621
FPL Group, Inc.                                         294,300           18,723
BellSouth Corp.                                         650,100           16,779
ALLTEL Corp.                                            228,500           11,503
Southern Co.                                            325,000            9,347
*PG&E Corp.                                             309,800            8,526
PPL Corp.                                               194,200            8,321
Edison International                                    353,200            8,265
Constellation Energy Group, Inc.                        206,200            7,935
Sempra Energy                                           247,200            7,849
Exelon Corp.                                            115,100            7,705
CenturyTel, Inc.                                        262,700            7,587
TXU Corp.                                               194,900            6,654
*AES Corp.                                              629,600            5,459
NiSource, Inc.                                          229,600            4,629
Pinnacle West Capital Corp.                             111,700            4,363
NSTAR                                                    62,900            3,044
Northeast Utilities                                     124,700            2,288
Xcel Energy, Inc.                                       129,800            2,172
                                                               -----------------
                                                                       2,333,267
                                                               -----------------
OTHER (5.2%)
Tyco International Ltd.                              25,949,000          712,299
General Electric Co.                                 10,923,400          327,156
ITT Industries, Inc.                                  4,050,500          321,164
Honeywell International Inc.                          3,066,900          106,053
Eaton Corp.                                             100,600            5,974
Textron, Inc.                                            92,100            5,082
                                                               -----------------
                                                                       1,477,728
                                                               -----------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $20,081,275)                                                   26,953,495
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                         SHARES            (000)
--------------------------------------------------------------------------------
TEMPORARY INVESTMENTS (4.8%)(1)
--------------------------------------------------------------------------------
Vanguard Index Participation
Equity Receipts--
Total Stock Market                                    1,992,800          212,931
Value                                                    60,000            2,914

                                                    FACE AMOUNT
                                                          (000)
                                          ---------------------
FEDERAL HOME LOAN BANK
(3) 0.997%, 5/5/2004                                    $ 2,000            2,000
FEDERAL NATIONAL MORTGAGE ASSN.
(3)   1.028%, 5/3/2004                                    5,000            5,000
(3)   1.002%, 5/19/2004                                   5,000            4,998
(3)   1.048%, 7/14/2004                                  10,000            9,979
(3)   1.033%, 7/28/2004                                  32,000           31,919
(3)   1.019%, 8/4/2004                                   10,000            9,971
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
Obligations in a Pooled
Cash Account
1.04%, 5/3/2004                                       1,078,539        1,078,539
1.04%, 5/3/2004--Note G                                  11,581           11,581
--------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS
 (Cost $1,326,298)                                                     1,369,832
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
 (Cost $21,407,573)                                                   28,323,327
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
--------------------------------------------------------------------------------
Other Assets                                                             125,204
Liabilities--Note G                                                    (165,596)
                                                               -----------------
                                                                        (40,392)
                                                               -----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $28,282,935
================================================================================
*See Note A in NOTES TO FINANCIAL STATEMENTS.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 99.4% and 0.7%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $1,133,145,000. See Note I in Notes to Financial Statements.
(3)Securities with an aggregate value of $63,867,000 have been segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT APRIL 30, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $22,661,580
Undistributed Net Investment Income                                      154,349
Accumulated Net Realized Losses                                      (1,432,606)
Unrealized Appreciation (Depreciation)
 Investment Securities                                                 6,915,754
 Futures Contracts                                                      (16,142)
--------------------------------------------------------------------------------
NET ASSETS                                                           $28,282,935
================================================================================
Investor Shares--Net Assets
Applicable to 880,739,253 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                           $24,101,269
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                                          $27.36
================================================================================
Admiral Shares--Net Assets
Applicable to 86,059,907 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                            $4,181,666
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 ADMIRAL SHARES                                                           $48.59
================================================================================
See Note E in NOTES TO FINANCIAL STATEMENTS for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any NET GAIN
(LOSS) realized on the sale of investments, and the increase or decrease in the UNREALIZED APPRECIATION (DEPRECIATION) of investments during the period.

--------------------------------------------------------------------------------
                                                                 WINDSOR II FUND
                                                 SIX MONTHS ENDED APRIL 30, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends*                                                            $ 332,575
 Interest                                                                  5,128
 Security Lending                                                            171
--------------------------------------------------------------------------------
  Total Income                                                           337,874
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee                                                               17,108
  Performance Adjustment                                                   3,219
 The Vanguard Group--Note C
  Management and Administrative
   Investor Shares                                                        25,816
   Admiral Shares                                                          2,114
  Marketing and Distribution
   Investor Shares                                                         1,395
   Admiral Shares                                                            228
 Custodian Fees                                                              193
 Shareholders' Reports
  Investor Shares                                                            254
  Admiral Shares                                                               3
 Trustees' Fees and Expenses                                                  14
--------------------------------------------------------------------------------
  Total Expenses                                                          50,344
  Expenses Paid Indirectly--Note D                                       (1,538)
--------------------------------------------------------------------------------
  Net Expenses                                                            48,806
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    289,068
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold*                                             336,533
 Futures Contracts                                                        39,281
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 375,814
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                 2,393,973
 Futures Contracts                                                      (36,374)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       2,357,599
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $3,022,481
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies of the fund were $15,198,000 and $(112,923,000), respectively. See Note I in NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                         WINDSOR II FUND
                                          --------------------------------------
                                                     SIX MONTHS             YEAR
                                                          ENDED            ENDED
                                                 APRIL 30, 2004    OCT. 31, 2003
                                                          (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                $ 289,068        $ 501,433
 Realized Net Gain (Loss)                               375,814        (876,070)
 Change in Unrealized Appreciation (Depreciation)     2,357,599        4,484,340
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                   3,022,481        4,109,703
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income
  Investor Shares                                     (237,998)        (438,682)
  Admiral Shares                                       (41,824)         (67,028)
 Realized Capital Gain
  Investor Shares                                            --               --
  Admiral Shares                                             --               --
--------------------------------------------------------------------------------
  Total Distributions                                 (279,822)        (505,710)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
 Investor Shares                                        905,342         (13,104)
 Admiral Shares                                         379,752          445,998
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital
   Share Transactions                                 1,285,094          432,894
--------------------------------------------------------------------------------
  Total Increase (Decrease)                           4,027,754        4,036,887
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                 24,255,182       20,218,295
--------------------------------------------------------------------------------
 End of Period                                      $28,282,935      $24,255,182
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the TOTAL RETURN and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the PORTFOLIO TURNOVER RATE, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

WINDSOR II FUND INVESTOR SHARES

--------------------------------------------------------------------------------------------------------------

                                         SIX MONTHS
                                              ENDED                  YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING                   APRIL 30,  ---------------------------------------------------------
THROUGHOUT EACH PERIOD                         2004        2003        2002       2001        2000        1999
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $24.61      $20.87      $24.50     $27.58      $29.03      $31.07
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          .28         .51         .51       .564         .64         .64
 Net Realized and Unrealized Gain (Loss)
  on Investments                               2.75        3.75      (3.47)    (1.819)        1.08         .73
--------------------------------------------------------------------------------------------------------------
  Total from Investment Operations             3.03        4.26      (2.96)    (1.255)        1.72        1.37
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (.28)       (.52)       (.52)     (.585)       (.67)       (.74)
 Distributions from Realized Capital Gains       --          --       (.15)    (1.240)      (2.50)      (2.67)
--------------------------------------------------------------------------------------------------------------
  Total Distributions                         (.28)       (.52)       (.67)    (1.825)      (3.17)      (3.41)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $27.36      $24.61      $20.87     $24.50      $27.58      $29.03
==============================================================================================================
TOTAL RETURN                                 12.38%      20.68%     -12.51%     -4.89%       7.22%       4.57%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)       $24,101     $20,843     $17,735    $21,495     $24,070     $30,541
 Ratio of Total Expenses to
   Average Net Assets*                      0.39%**       0.43%       0.42%      0.40%       0.37%       0.37%
 Ratio of Net Investment Income to
   Average Net Assets                         2.13%       2.31%       2.12%      2.10%       2.36%       2.08%
 Portfolio Turnover Rate                      23%**         29%         41%        33%         26%         26%
==============================================================================================================

*Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.03%, 0.02%, 0.00%, (0.03%), and (0.01%).
**Annualized.

WINDSOR II FUND ADMIRAL SHARES

--------------------------------------------------------------------------------------
                                         SIX MONTHS          YEAR ENDED
                                              ENDED          OCTOBER 31,    MAY 14* TO
FOR A SHARE OUTSTANDING                   APRIL 30,  -----------------------   OCT 31,
THROUGHOUT EACH PERIOD                         2004        2003        2002       2001
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $43.69      $37.05      $43.50     $50.00
--------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         .529         .95        .944       .408
 Net Realized and Unrealized Gain (Loss)
  on Investments                              4.894        6.65     (6.167)    (6.433)
--------------------------------------------------------------------------------------
  Total from Investment Operations            5.423        7.60     (5.223)    (6.025)
--------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.523)       (.96)      (.962)     (.475)
 Distributions from Realized Capital Gains       --          --      (.265)         --
--------------------------------------------------------------------------------------
  Total Distributions                        (.523)       (.96)     (1.227)     (.475)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $48.59      $43.69      $37.05     $43.50
======================================================================================
TOTAL RETURN                                 12.48%      20.79%     -12.44%    -12.16%
======================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $4,182      $3,412      $2,484     $2,039
 Ratio of Total Expenses
  to Average Net Assets**                    0.27%+       0.32%       0.35%     0.35%+
 Ratio of Net Investment Income to
  Average Net Assets                         2.25%+       2.41%       2.18%      1.83%
 Portfolio Turnover Rate                       23%+         29%         41%        33%
======================================================================================

*Inception.
**Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.03%, 0.02%, and 0.00%.
+Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Barrow, Hanley, Mewhinney & Strauss, Inc.; Equinox Capital Management, LLC; Tukman Capital Management, Inc.; and, beginning December 11, 2003, Hotchkis & Wiley Capital Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Barrow, Hanley, Mewhinney & Strauss, Inc., Equinox Capital Management, LLC, and Tukman Capital Management, Inc., are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for Barrow, Hanley, Mewhinney & Strauss, Inc., the S&P 500/Barra Value Index; for Equinox Capital Management, LLC, the Russell 1000 Value Index; and for Tukman Capital Management, Inc., the S&P 500 Index. In accordance with the advisory contract entered into with Hotchkis & Wiley Capital Management, Inc., in December 2003, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the MSCI US Investable Market 2500 Index beginning November 1, 2004.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $290,000 for the six months ended April 30, 2004.

For the six months ended April 30, 2004, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund's average net assets before an increase of $3,219,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2004, the fund had contributed capital of $4,141,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 4.14% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended April 30, 2004, these arrangements reduced the fund's expenses by $1,538,000 (an effective annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2003, the fund had available realized losses of $1,787,283,000 to offset future net capital gains of $918,354,000 through October 31, 2010, and $868,929,000 through October 31,
2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At April 30, 2004, net unrealized appreciation of investment securities for tax purposes was $6,915,754,000, consisting of unrealized gains of $7,807,648,000 on securities that had risen in value since their purchase and $891,894,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2004, the aggregate settlement value of open futures contracts expiring in June 2004 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                              (000)
                                                 -------------------------------
                                                      AGGREGATE       UNREALIZED
                                   NUMBER OF         SETTLEMENT     APPRECIATION
FUTURES CONTRACTS             LONG CONTRACTS              VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                          2,345           $648,451         $(9,699)
S&P MidCap 400 Index                     276             80,482          (1,251)
E-mini S&P 500 Index                   3,815            210,989          (5,192)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

F. During the six months ended April 30, 2004, the fund purchased $4,442,224,000 of investment securities and sold $2,981,323,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2004, was $11,257,000, for which the fund held cash collateral of $11,581,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED           YEAR ENDED
                                          APRIL 30, 2004        OCTOBER 31, 2003
                                     ----------------------   ---------------------
                                          AMOUNT      SHARES         AMOUNT     SHARES
                                           (000)       (000)          (000)      (000)
--------------------------------------------------------------------------------------
Investor Shares
 Issued                               $1,996,959      74,079     $2,445,205    109,975
 Issued in Lieu of Cash Distribution     228,823       8,823        421,062     18,851
 Redeemed                            (1,320,214)    (49,184)    (2,879,371)  (131,559)
                                     -------------------------------------------------
  Net Increase (Decrease)--Investor      905,342      33,718       (13,104)    (2,733)
                                     -------------------------------------------------
Admiral Shares
 Issued                                  650,004      13,609        893,273     22,297
 Issued in Lieu of Cash Distribution      37,491         815         59,671      1,502
 Redeemed                              (307,743)     (6,464)      (506,946)   (12,738)
                                     -------------------------------------------------
  Net Increase (Decrease)-Admiral Shares 379,752       7,960        445,998     11,061
--------------------------------------------------------------------------------------

I. Certain of the fund's investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of affiliated companies were as follows:

----------------------------------------------------------------------------------------------
                                                             (000)
----------------------------------------------------------------------------------------------
                                         CURRENT PERIOD TRANSACTIONS
                                         ---------------------------
                               OCT 31, 2003                  COST OF              APR 30, 2004
                                     MARKET  PURCHASES    SECURITIES    DIVIDEND        MARKET
                                      VALUE    AT COST          SOLD      INCOME         VALUE
----------------------------------------------------------------------------------------------
CenterPointe Energy Inc.           $186,655     $2,580       $24,967      $3,752      $199,530
Cooper Industries, Inc. Class A     246,027         --            --       3,256       255,375
Crompton Corp.                       33,439         --            --         312        38,804
Hanson PLC ADR                      268,856         --            --       7,878       299,694
Millenium Chemicals, Inc.            73,829         --       161,446          --            --
Reliant Energy, Inc.                102,419         --        19,235          --       147,010
Service Corp. International         137,810         --        45,275          --       192,732
                                 -------------------------------------------------------------
                                 $1,049,035                              $15,198    $1,133,145
                                 ----------                         --------------------------
----------------------------------------------------------------------------------------------

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*    Elect  to  receive  online  statements,   fund  reports  (like  this  one),
     prospectuses, and tax forms.

*    Analyze your portfolio's holdings and performance.

* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.

* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

     It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

     Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

     The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

     Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

     If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit VANGUARD.COM. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------

                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*     Chairman of the        Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)               Board, Chief           The Vanguard Group, Inc., and of each of the investment companies
May 1987             Executive Officer,     served by The Vanguard Group.
                     and Trustee
                     (129)
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS     Trustee                The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)               (129)                  to Greenwich Associates (international business strategy consulting);
January 2001                                Successor Trustee of Yale University; Overseer of the Stern School of
                                            Business at New York University; Trustee of the Whitehead Institute
                                            for Biomedical Research.
---------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA       Trustee                Chairman and Chief Executive Officer (since October 1999), Vice
(1945)               (129)                  Chairman (January-September 1999), and Vice President (prior to
December 2001                               September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                            Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; Trustee of
                                            Drexel University.
---------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN      Trustee                Vice President, Chief Information Officer, and Member of the
HEISEN               (129)                  Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                      consumer products); Director of the University Medical Center at
July 1998                                   Princeton and Women's Research and Education Institute.
---------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL    Trustee                Chemical Bank Chairman's Professor of Economics, Princeton Malkiel C
(1932)               (127)                  University; Director of Vanguard Investment Series plc (Irish invest-
May 1977                                    ment fund) (since November 2001), Vanguard Group (Ireland)
                                            Limited (Irish investment management firm) (since November 2001),
                                            Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                            (software company).
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
--------------------------------------------------------------------------------


                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.Trustee                Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)               (129)                  Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
---------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON   Trustee                Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)               (129)                  (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
April 1985                                  Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
---------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON    Secretary              Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)               (129)                  Secretary of The Vanguard Group and of each of the investment
June 2001                                   companies served by The Vanguard Group.
---------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS    Treasurer              Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)               (129)                  investment companies served by The Vanguard Group.
July 1998
---------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  STATEMENT  OF  ADDITIONAL
INFORMATION, available from The Vanguard Group.

================================================================================================
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.        MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.  RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.              GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

VANGUARD SHIP LOGO
THE VANGUARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600


VANGUARD, THE VANGUARD GROUP, VANGUARD.COM, VANGUARD IRA, ADMIRAL, PLAINTALK, WINDSOR, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  STATEMENT  OF  ADDITIONAL
INFORMATION, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q732 062004

Item 2: Not applicable.

Item 3: Not applicable.

Item 4: Not applicable.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.
        (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD WINDSOR FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  June 14, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD WINDSOR FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  June 14, 2004

       VANGUARD WINDSOR FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date:  June 14, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.